 2Q ‘15 Earnings PresentationAugust 6, 2015      Exhibit 99.2

 Forward Looking Statements   Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. In addition, risks and uncertainties related to our proposed merger with Iberdrola USA include, but are not limited to, the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that our shareowners may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed merger, the risk that any announcements relating to the proposed merger could have adverse effects on the market price of UIL common stock, and the risk that the proposed transaction and its announcement could have an adverse effect on our ability to retain and hire key personnel and maintain relationships with our suppliers, and on our operating results and businesses generally.  New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks, as well as other risks associated with the merger, was more fully discussed in the proxy statement/prospectus that was included in the Registration Statement on Form S-4, which was filed with the Securities and Exchange Commission (SEC) in connection with the proposed merger. Additional risks and uncertainties are identified and discussed in our reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in this presentation speak only as of the date of this presentation. We do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date of this presentation.  We believe that a breakdown presented on a net income and per share basis by line of business is useful in understanding the change in the results of operations of UIL Holdings’ lines of business from one reporting period to another and in evaluating the actual and projected financial performance and contribution of UIL’s lines of businesses. Earnings per share (EPS) by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by taking the pre-tax amounts determined in accordance with GAAP of each line of business, and applying the effective statutory federal and state tax rate and then dividing the results by the average number of diluted shares of UIL Holdings’ common stock outstanding for the periods presented.  Any such amounts provided are provided for informational purposes only and are not intended to be used to calculate "Pro-forma" amounts.We also believe presenting earnings excluding certain non-recurring items, including as presented in the net income discussion and in the earnings guidance section, is useful in understanding and evaluating actual and projected financial performance and contribution of UIL Holdings and to more fully compare and explain our results without including the impact of the non-recurring items. Non-GAAP financial measures should not be considered as alternatives to UIL Holdings’ consolidated net income or EPS determined in accordance with GAAP as indicators of UIL Holdings’ operating performance.  James TorgersonPresident and Chief Executive OfficerRichard NicholasExecutive Vice President and Chief Financial Officer    Visit our website at www.UIL.com

 Important Information For Investors &Shareholders  Important Information For Investors And ShareholdersThis communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between UIL Holdings and Iberdrola USA. In connection with the proposed merger between UIL Holdings and Iberdrola USA, Iberdrola USA has filed with the SEC a registration statement on Form S-4 containing a preliminary prospectus of Iberdrola USA and a preliminary proxy statement of UIL Holdings. UIL HOLDINGS AND IBERDROLA USA URGE INVESTORS AND SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Iberdrola USA or UIL Holdings may file with the SEC or send to shareholders in connection with the proposed transaction.  You may obtain copies of all documents filed with the SEC regarding the proposed transaction (when available), free of charge, at the SEC’s website (www.sec.gov). Copies of the documents filed with the SEC by UIL Holdings are also available free of charge on UIL Holdings’ website at www.uil.com or by contacting UIL Holdings’ Investor Relations Department at 203-499-2409. UIL Holdings will mail the definitive proxy statement/prospectus to its shareholders when it becomes available. Participants in Solicitation UIL Holdings and its directors and executive officers, and Iberdrola USA and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of UIL Holdings common stock in respect of the proposed transaction. Information about UIL Holdings’ executive officers and directors is set forth in UIL Holdings’ definitive proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2015. Other information regarding the interests of such individuals, as well as information regarding Iberdrola USA’s directors and executive officers, is set forth in the proxy statement/prospectus, which is included in Iberdrola USA’s registration on Form S-4 filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph..  3

 2Q ’15 consolidated net income was $15.8M, or $0.28 per diluted share, compared to $9.3M, or $0.16 per diluted share, in the 2Q ’14YTD ’15 consolidated net income was $73.4M, or $1.28 per diluted share, compared to $64.8M, or $1.13 per diluted share, YTD ‘14Consolidated earnings for 2Q & YTD ’15 and 2Q & YTD ‘14 include certain non-recurring items, as follows:Merger-related expenses associated with the pending merger of UIL & Iberdrola USA, Inc. Acquisition-related expenses associated with the now-terminated proposed acquisition of Philadelphia Gas WorksTransmission return on equity (ROE) reserves related to the ROE proceedings pending at the FERCExcluding non-recurring items, consolidated earnings were:  2Q & YTD ‘15 Earnings Summary

   Iberdrola USA/UIL Merger

 Regulatory Timeline - still expect to close by year-end ‘15  Filings & Approvals  Date Filed  Estimated Action Timeframe  Actions to Date  Hart-Scott-Rodino  3/25/15  30 days  Process completed  Federal Communications Commission  5/21/15    5/22/15  FERC  3/25/15  6 – 8 months  Approved 6/2/15  Committee on Foreign Investments  5/8/15  30 – 75 days  Review completed  Connecticut PURA  New application* filed 7/31/15  120 days(subject to extension)    Massachusetts DPU  3/25/15  TBD  Supplemental testimony to be filed  SEC S-4/Preliminary Proxy  7/17/15  30 – 60 daysfor initial SEC comments    UIL Shareholder Approval  TBD      * Original application was withdrawn and proceedings were terminated

UIL HOLDINGS

New CT Application filed on 7/31/15

Provides commitments and identifies public interest benefits

Direct Economic Benefits

- Rate credits to customers (approximately $20M)
- Distribution base rate freeze until 2018 for SCG and CNG and until 2017 for UI
- Contributions to a clean energy fund and disaster relief (together, approximately $7M)
- Accelerated investment in electric distribution system resiliency and gas distribution system infrastructure replacement
  - Subject to delayed recovery in rates (nearly $7M)
- Negotiation of a consent order with DEEP to remediate English Station (estimate by DEEP to be approximately $30M)
- Maintain high levels of safety and reliability and improve customer service metrics

Local Management Commitments

- New "President of CT Operations" will be selected from the existing management team of UIL or the UIL Utilities and will be headquartered in CT for at least 7 years
- No change in day to day management and operation of UI, SCG and CNG
- No involuntary terminations of employees (except for cause or performance) in CT for at least 3 years following close

Ring-Fencing Protections

- Implement provisions for bankruptcy protection for CT utilities due to actions of affiliates, including, but not limited to:
  - Creation of a special purpose entity ("SPE") with at least 1 independent director
  - Implementation of an independent non-economic interest in the SPE ("Golden Share")
  - Commitments to maintain separate corporate existence and prohibitions against commingling of funds

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    UIL Holdings Stand-alone

Northeast Energy Direct (NED) - Natural Gas Pipeline Project

- UIL acquired a 2.5% equity interest in the development of Kinder Morgan's proposed NED natural gas pipeline project
  - Commits an initial capital investment opportunity of up to approx. $80M depending on the final pipeline configuration and design capacity
  - Commits UIL to certain levels of pipeline capacity (70,000 Dekatherms/day), which would be reduced under certain circumstances[1]
  - Option to acquire an additional 12.5% of equity interests – under certain limited circumstances
- Project would supply capacity necessary to help meet New England's growing residential, commercial & industrial demand for natural gas
  - Reliable supply of fuel for power generation
  - Provides direct access to incremental supply – Marcellus, Utica
- Pipeline will extend approx. 188 miles of new transmission pipeline from NY, through MA & NH
- FERC approval needed for pipeline
- Commercial operation expected in 4Q '18



Vermont
New Hampshire
Massachusetts
New York
Connecticut
Rhode Island
Pennsylvania
New Jersey
Wright
Dracut
Proposed Market Path Component
Proposed Supply Path Component
Legend
Proposed Pipeline Laterals
Existing TGP
Proposed Supply Path Component
Proposed Market Path Component

(1) In addition, UIL's utilities (CNG, SCG & Berkshire) are anchor shippers

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 ‘15 target is to convert at least 12,000 households & businessesConverted 3,894 households & businesses as of 6/30/15Current home heating oil prices will make it more challenging to get customers to switch to natural gasNatural gas is more cost effective than home heating oil and the benefits of natural gas remain advantageous for our customers* Acquisition Nov. ‘10  Gas Heating Customers  # of Conversions

UIL HOLDINGS

Transmission ROE Proceeding

Challenge to Transmission Base ROE: "206" complaints filed at the FERC claiming that the then current approved base ROE of 11.14% on Transmission investments is not just and reasonable

1st Complaint Refund Period		2nd Complaint Refund Period		3rd Complaint Refund Period	
10/1/11	12/31/12	12/27/12	3/27/14	7/31/14	10/31/15

- 10.57% base ROE
- 10.57% base ROE 10/16/14 and forward (subject to 2nd & 3rd Complaints)
- Base ROE plus any incentive adders for the Transmission assets to which the adder applies is capped at the top of the zone of reasonableness (i.e. 11.74% on a project specific basis)
- On 3/3/15, the FERC issued an Order on Rehearing in the 1st Complaint proceeding denying all rehearing requests from the Complainants and the New England Transmission Owners (NETOs)
- On 4/30/15, the NETOs filed an appeal with the D.C. Circuit Court of Appeals for review of the 1st Complaint Order. Other parties also filed appeals. The appeals have been consolidated at the D.C. Circuit

- 2nd & 3rd Complaints consolidated for hearing purposes[1]; different time frames for ROE analysis remain
- Hearings held 6/25/15 to 7/2/15
- ALJ decision likely by end of '15
- Decision by FERC expected by 4Q '16

[1] On 7/13/15, the NETOs filed a petition with the US Court of Appeals for review of the 2nd & 3rd Complaint Hearing Orders, challenging FERC's decision to allow hearings on the merits of the 2nd & 3rd Complaints

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 2Q & YTD ‘15 Financial Results by Segment

 Electric Distribution2Q ’15 earnings of $10.5M, or $0.18 per diluted share, compared to earnings of $11.2M, or $0.20 per diluted share, in the 2Q ’14Decrease in earnings primarily due to –-Adjustments associated with the completion of the Internal Revenue Service’s examination of income tax years ‘09 through ‘12YTD ’15 earnings of $21.8M, or $0.38 per diluted share, compared to earnings of $25.2M, or $0.44 per diluted share, YTD ‘14Decrease in earnings primarily due to –-Higher employee-related expenses, depreciation & amortization expenses and taxes other than income taxes, as well as adjustments associated with the aforementioned federal tax auditGenConn contributed pre-tax earnings of $3.9M & $6.9M in 2Q & YTD ’15, compared to $3.5M & $6.9M in the 2Q & YTD ‘1412-month average D ROE as of 6/30/15: 9.09%Electric Transmission2Q ’15 earnings of $7.8M, or $0.14 per diluted share, compared to earnings of $9.0M, or $0.15 per diluted share, in the 2Q ’14YTD ’15 earnings of $14.3M, or $0.25 per diluted share, compared to earnings of $17.6M, or $0.31 per diluted share, YTD ‘14  2Q & YTD ‘15 Financial Results - Details

UIL HOLDINGS

2Q & YTD '15 Financial Results - Details

Electric Transmission – cont.

- Excluding the non-recurring transmission ROE reserves, earnings recorded in the 2Q & YTD '15 were:

Quarter ended June 30,

	Net Income (Loss) - $M			Earnings (Loss) per Share - Diluted		
	2015	2014	'15 vs '14	2015	2014	'15 vs '14
Electric Transmission	$ 7.8	$ 9.0	$ (1.2)	$ 0.14	$ 0.15	$ (0.01)
Transmission ROE reserves	(0.1)	-	(0.1)	-	-	-
Electric Transmission, excl. non-recurring item	$ 7.7	$ 9.0	$ (1.3)	$ 0.14	$ 0.15	$ (0.01)

Year-to-date June 30,

	Net Income (Loss) - $M			Earnings (Loss) per Share - Diluted		
	2015	2014	'15 vs '14	2015	2014	'15 vs '14
Electric Transmission	$ 14.3	$ 17.6	$ (3.3)	$ 0.25	$ 0.31	$ (0.06)
Transmission ROE reserves	2.1	-	2.1	0.04	-	0.04
Electric Transmission, excl. non-recurring item	$ 16.4	$ 17.6	$ (1.2)	$ 0.29	$ 0.31	$ (0.02)

- Decrease in earnings primarily due to --
  - A lower ROE as a result of the FERC's October '14 order in the transmission ROE proceedings
- Overall weighted-average T ROE* as of 6/30/15: 11.35% (excl. reserves recorded in '15); 10.98% (incl. reserves recorded in '15)

Gas Distribution

- 2Q '15 earnings of $1.4M, or $0.02 per diluted share, compared to a loss of $2.2M, or $0.04 per diluted share, in the 2Q '14
  - Increase in earnings primarily due to --
    - Lower uncollectible expense, lower corporate charges and the absence of earnings sharing recorded in the 2Q '14

* *Weighted-average ROEs as of 6/30/15 based on projected year-end rate base and allowed ROEs*

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Gas Distribution – cont.YTD ’15 earnings of $42.6M, or $0.74 per diluted share, compared to earnings of $36.8M, or $0.64 per diluted share, YTD ’14Increase in earnings primarily due to –-Colder weather in the 1Q ’15 compared to 1Q ’14, lower uncollectible expense, increased customer growth and the absence of earnings sharing recorded in ’14, partially offset by higher employee-related expensesWeighted average heating degree days compared to normal & same periods in ’14Impact of weather, NUPC and customer growth: 2Q & YTD ‘15 compared to the same periods in ’14  2Q & YTD ‘15 Financial Results - Details

 Gas Distribution – cont.Preliminary 12-month avg. ROEs* as of 6/30/15: SCG 9.68-9.88%, CNG 9.45-9.65% Preliminary 12-month avg. weather normalized ROEs* as of 6/30/15: SCG 8.86-9.06%, CNG 9.45-9.65%CorporateCorporate costs were $3.9M, after-tax, or $0.06 per diluted share, in the 2Q ’15, compared to costs of $8.7M, after-tax, or $0.15 per diluted share, in the 2Q ’14Corporate costs were $5.3M, after-tax, or $0.09 per diluted share, YTD ’15, compared to $14.8M, or $0.26 per diluted share, YTD ‘14Excluding the non-recurring merger/acquisition-related expenses recorded in the 2Q & YTD ‘15, Corporate costs were:Decrease in YTD ’15 Corporate costs was primarily due to increased returns on shared capital assets  2Q & YTD ‘15 Financial Results - Details  * Including impact of 338(h)(10)

 Revised - 2015 Earnings Guidance  Consolidated earnings for ‘15 are expected to be in the range of $126-$134M, or $2.19-$2.34 per diluted share, compared to previously reported estimate of $126-$137M, or $2.19-$2.39 per diluted shareConsolidated earnings, excluding non-recurring items, are expected to be in the range of $132-$140M, or $2.30-$2.45 per diluted share, compared to previously reported estimate of $132-$143M, or $2.30-$2.50 per diluted shareConsolidated earnings guidance has been revised to reflect the revised earnings guidance for the Gas Distribution businesses Earnings for the Gas Distribution businesses have been revised to $54-$58M, or $0.95-$1.02 per diluted share, compared to previously reported estimate of $54-$60M, or $0.95-$1.05 per diluted share, primarily due to the earnings impact related to the gas repair work performed in 2Q ‘15 as a result of the colder than normal winter weather

   Questions